UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ENCISION INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENCISION INC.

6797 Winchester Circle

Boulder, CO 80301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 8, 2012

To Our Shareholders:

The Annual Meeting of Shareholders of Encision Inc., a Colorado corporation, will be held at 10:00 A.M. Mountain Time, on August 8, 2012, at the offices of Faegre Baker Daniels LLP, Suite 300, 1470 Walnut Street, Boulder, CO 80302, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.                                      To elect seven directors;

2.                                      To approve the amendment of the Encision Inc. 2007 Stock Option Plan;

3.                                      To ratify the appointment of Eide Bailly LLP as our independent public accountants; and

4.                                      To transact such other business as may properly come before the meeting, or any adjournment thereof.

All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on June 25, 2012, will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Roger C. Odell
Roger C. Odell
Chairman of the Board

July 5, 2012

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOUR PROMPT RETURN OF THE PROXY CARD WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on August 8, 2012: This Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended March 31, 2012 are available at www.encision.com.

ENCISION INC.

6797 Winchester Circle

Boulder, CO 80301

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 8, 2012

SOLICITATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Encision Inc., a Colorado corporation, for use at our Annual Meeting of Shareholders to be held at 10:00 A.M. Mountain Time, on August 8, 2012, at the offices of Faegre Baker Daniels LLP, Suite 300, 1470 Walnut Street, Boulder, CO 80302 and at any and all adjournments of such meeting (the “Annual Meeting”).

If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of common stock represented will be voted in accordance with the instructions contained therein. Executed Proxy Cards that contain no instructions will be voted for each of the nominees for director indicated herein, for approval of the amendment of the 2007 Stock Option Plan, and for the ratification of Eide Bailly LLP as our independent public accountants. It is anticipated that this Proxy Statement and the accompanying Proxy Card and Notice of Annual Meeting will be mailed to our shareholders on or about July 5, 2012.

Shareholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to our secretary, by delivering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person.

We will bear the costs of the meeting, including the costs of preparing and mailing the Proxy Statement, Notice of Annual Meeting and Proxy Card. We may, in addition, use the services of our directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. We will also request banks, brokers, and others who hold shares of our common stock in nominee names to distribute annual reports and proxy soliciting materials to beneficial owners, and we will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

OUTSTANDING CAPITAL STOCK

The record date for shareholders entitled to vote at the Annual Meeting was June 25, 2012. At the close of business on that day, there were 8,210,100 shares of our common stock, no par value, outstanding and entitled to vote at the meeting. Each share of common stock is entitled to one vote.

QUORUM AND VOTING

The presence in person or by proxy of the holders of a majority of the total issued and outstanding shares of our common stock that are entitled to be voted at the Annual Meeting is necessary in order to constitute a quorum for the meeting. Abstentions and “broker non-votes” will be counted for purposes of attaining a quorum.

If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters only. The proposal to ratify the appointment of Eide Bailly LLP is considered a routine matter. The election of directors and the proposal to amend the 2007 Stock Option Plan are considered non-routine matters. Consequently, without your voting instructions, your brokerage firm cannot vote your shares on (i) the election of directors or (ii) the proposal to amend the 2007 Stock Option Plan.  Such unvoted shares are called “broker non-votes.”

If a quorum is present, (i) the election of directors will require a plurality of the votes cast in person or by proxy at the Annual Meeting, and (ii) the affirmative vote of a majority of the shares represented at the meeting and entitled to vote will be required (x) to approve the proposal to amend the 2007 Stock Option Plan, (y) to ratify the appointment of our independent public accountants, or (z) to approve any other matter to be voted on by the shareholders at the meeting.

Proxies marked “withhold” and broker non-votes will have no effect on the election of directors.

Abstentions will have the same effect as a vote against (x) the proposal to amend the 2007 Stock Option Plan and (y) the ratification of the appointment of our independent public accountants.

Broker non-votes, if any, will have no effect on the proposal to amend the 2007 Stock Option Plan.

To the extent that your brokerage firm votes your shares on your behalf in the absence of instructions on the accountant ratification proposal, such shares will have the effect of a vote for such proposal.

ACTIONS TO BE TAKEN AT THE MEETING

The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (1) FOR the election of each of the seven nominees named herein for the office of director, (2) FOR the proposal to amend the Encision Inc. 2007 Stock Option Plan, (3) FOR ratification of the appointment of Eide Bailly LLP as our independent public accountants and (4) at the discretion of the proxy holders on any other matter that may properly come before the meeting or any adjournment thereof.

If shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter of business.

SHAREHOLDER PROPOSALS

Shareholder proposals intended for inclusion in our Proxy Statement for the 2013 Annual Meeting of Shareholders, including shareholder recommendation for nominees for election to our board of directors, must be received by us at our offices in Boulder, Colorado, not later than February 28, 2013.

ELECTION OF DIRECTORS

(Proxy Item #1)

Our board of directors has nominated the seven persons listed below for election as directors for the 2013 fiscal year, each to hold office until the 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. A shareholder using the enclosed Proxy Card can vote for all or any of the nominees of the board of directors or such shareholder may withhold his or her vote from all or any of such nominees. If the Proxy Card is properly executed but not marked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as our board of directors may recommend. There are no family relationships among these nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

The following table sets forth the members of our board of directors, their ages as of March 31, 2012, and their positions and offices held:

Name	Age	Position

Vern D. Kornelsen (1) (2) (3)	79	Director

Robert H. Fries (1) (2)	63	Director

Ruediger Naumann-Etienne (1) (3)	65	Director

Patrick W. Pace	40	Director

Fred F. Perner	58	Director, President & CEO

David W. Newton	65	Director, Co-Founder, VP - Technology

Roger C. Odell	61	Director, Co-Founder and Chairman of the Board, VP - Business Development

(1)                   Member of the Compensation Committee

(2)                   Member of the Nominating Committee

(3)                   Member of the Audit Committee

Vern D. Kornelsen is one of our co-founders and served on our board of directors and as our Chief Financial Officer from 1991 through February 1997. He was re-elected to the board of directors in April 1998. Mr. Kornelsen is the General Partner of CMED Partners LLLP, one our principal shareholders. Mr. Kornelsen formerly practiced as a certified public accountant in the state of Colorado for many years. For the past nine years, he has been active in managing two investment partnerships, of which he is the general partner, as well as serving as an officer and director of several private companies and of one public company, Lifeloc Technologies, Inc., of which he is the controlling stockholder. Mr. Kornelsen received a Bachelor of Science degree in business from the University of Kansas. We believe Mr. Kornelsen is qualified to serve on our board of directors based on his executive experience with several private companies and his financial and accounting expertise as described above.

Robert H. Fries has served on our board of directors since June 2003. Mr. Fries is a founder and the President of FinanceVision Services, Inc., a finance and tax consulting firm, and has served as a finance executive with a broad range of large public multinational companies. Since March 2000, he has provided us with financial and tax consulting services. Mr. Fries is a certified public accountant. Mr. Fries’ credentials include a Masters in Business Administration from St. John’s University, New York, and a Juris Doctor Degree from Jones School of Law. We believe that Mr. Fries’ financial and business expertise, particularly in the role of finance executive for various large public companies, give him the qualifications and skills to serve as a director.

Ruediger Naumann-Etienne has served on our board of directors since October 2008. Mr. Naumann-Etienne has been the General Partner of Intertec Healthcare Partners, a fund investing in medical companies, since 2006. Since 1989, he has also been the owner and Managing Director of Intertec Group, an investment company specializing in the medical technology field. Intertec Group has successfully implemented growth strategies for OEC Medical Systems,

Laserscope, Quinton Instruments and Cardiac Science. From 2006 through 2010, he was Chairman of Cardiac Science having previously served as the Chairman of a predecessor company, Quinton Instruments, from 2000 to 2005. He was also CEO of Quinton Instruments from 2000 to 2003. From 1993 until 1996, he was Chairman of OEC Medical Systems and CEO of the same company from 1995 to 1997. Mr. Naumann-Etienne is also a director of Varian Medical Systems and IRIDEX Corporation. Mr. Naumann-Etienne’s extensive experience serving as a director and executive for various companies in the medical technology field is valuable to our board of director’s oversight of the growth and financing of our business.

Patrick W. Pace, M.D. was appointed to our board of directors in April 2012. Dr. Pace is the owner of PICO LLC, a healthcare consulting firm. Dr. Pace’s background includes over 10 years of financial experience in the healthcare sector. From 2009 to 2011, he was a Managing Director at Citadel Securities, where he was part of the inaugural team that helped launch the firm’s investment banking and credit sales and trading efforts. In this capacity, he provided credit analysis for the healthcare sector. From 2006 to 2009, he was a Vice President at AIG Investments, where he focused on healthcare investments in the high yield bond market. From 2001 to 2006, Dr. Pace held various positions at UBS, including serving as Senior Analyst in equity research covering the medical device sector from 2003 to 2006. Dr. Pace also serves on the board of directors for Nanospectra Biosciences, Inc., a privately-held medical device company. Dr. Pace holds an M.D. from the University of Texas Medical School — Houston and a B.A. (Honors in Psychology) from Vanderbilt University. We believe that Dr. Pace’s healthcare and investment experience give him the qualifications and skills to serve as a director.

Fred F. Perner has served as our President & Chief Executive Officer since September 2011 and on our board of directors since October 2011. Mr. Perner has over 30 years of experience in healthcare, including sales and marketing experience in electrosurgery and endoscopy technologies. Previously, he was with the Association of periOperative Registered Nurses (“AORN”), a professional association representing 40,000 perioperative nurses, as its Vice President, Segments and Business Development. He served as Global Education Leader and Solution Leader at GE Healthcare, a division of General Electric Company, from 2006 to 2008. From 2000 to 2006, he served as Senior Vice President and Chief Compliance Officer with HealthStream, Inc., a leading provider of learning and research solutions for the healthcare industry. For twelve years, he served in a number of sales and marketing roles with increasing responsibilities at Zimmer, Inc., which designs, develops, manufactures and markets orthopedic reconstructive, spinal and trauma devices, dental implants, and related surgical products. Mr. Perner holds B.S. and M.B.A. degrees from Indiana University and a law degree from the University of Denver. We believe that Mr. Perner’s executive experience with public companies and his experience in healthcare give him the qualifications and skills to serve as a director.

David W. Newton, is one of our co-founders and has been a Vice President and one of our directors since our inception in 1991. From 1989 until 1991, Mr. Newton was President of Newton Associates, Inc., a contract engineering firm. From 1985 to 1989, Mr. Newton was President of Tienet, Inc., a developer of integrated computer systems. Mr. Newton has an additional 16 years of experience as an electrical engineer designing electrosurgical generators and related accessories. Mr. Newton holds 21 patents in the field of medical electronic equipment and holds a Bachelor of Science Electrical Engineering degree from the University of Colorado. We believe that Mr. Newton’s engineering experience with various firms gives him the qualifications and skills to serve as a director.

Roger C. Odell, the Chairman of our board of directors, is one of our co-founders, has served on our board of directors since our inception, and is our Vice President of Business Development. From 1976 until 1991, Mr. Odell was employed at Valleylab, a subsidiary of Pfizer Inc., in a variety of engineering capacities, primarily involving electrosurgical products. Mr. Odell holds an Associate of Applied Science degree in electrical engineering from Alfred State University. We believe that Mr. Odell’s executive experience with a large public medical device company and the years of experience with Encision give him the qualifications and skills to serve as a director.

Director Meetings

During the fiscal year ended March 31, 2012, our board of directors met in person four times and had one telephonic meeting. All of our directors attended all of the meetings of the board of directors and all meetings of the committees of the board of directors on which they were members during fiscal year 2012. There were four meetings of the audit committee, one meeting of the compensation committee and one meeting of the nominating committee, attended by all directors who were members of the committees at the time of the meetings. The audit committee held two telephonic meetings with our independent auditors.

We encourage our incumbent directors to attend the Annual Meeting of Shareholders, subject to their travel schedule and other demands on their time. All of our directors attended the 2011 Annual Meeting of Shareholders.

Our board of directors determines whether a director is independent through a broad consideration of facts and circumstances, including an assessment of the materiality of any relation between us and a director not merely from the director’s standpoint, but also from that of persons or organizations with which the director has an affiliation. In making this determination, the board of directors adheres to the independence criteria under applicable New York Stock Exchange, Inc. (“NYSE”) rules. Using these rules, our board of directors has determined that Robert H. Fries, Vern D. Kornelsen, Patrick W. Pace and Ruediger Naumann-Etienne qualify as independent directors.

Compensation of Directors

Currently, our outside directors receive $1,250 a quarter for their services and are reimbursed for their out-of-pocket expenses incurred in connection with their service as directors. Option grants to our directors are at the discretion of the board of directors.

The following table details the total compensation earned by our non-employee directors in fiscal year 2012.

Director Compensation

Name	Fees paid in cash ($) (1)	Option awards ($)	All other compensation ($)		Total ($)
Bruce L. Arfmann(2)	16,031.25	—	—		16,031.25
Robert H. Fries	11,937.50	—	82,002.00	(3)	93,939.50
Vern D. Kornelsen	11,937.50	—	—		11,937.50
Ruediger Naumann-Etienne	11,937.50	—	—		11,937.50

(1)  The following table provides a breakdown of fees paid in cash.

Name	Annual retainers ($)	Audit committee member fees ($)	Total ($)
Bruce L. Arfmann	10,687.50	5,343.75	16,031.25
Robert H. Fries	11,937.50	—	11,937.50
Vern D. Kornelsen	11,937.50	—	11,937.50
Ruediger Naumann-Etienne	11,937.50	—	11,937.50

(2)  Mr. Arfmann resigned as a director in January 2012.

(3)  Compensation paid to an entity controlled by Mr. Fries for financial and tax consulting services provided to us.

The following table provides information on the outstanding equity awards at fiscal year-end for non-employee directors.

Outstanding Options for Non-Employee Directors at Fiscal Year-End 2012

Name	Number of securities underlying unexercised options (#) exercisable
Bruce L. Arfmann	—
Robert H. Fries	25,000
Vern D. Kornelsen	10,000
Ruediger Naumann-Etienne	10,000

Nominating Committee

The members of our nominating committee are Robert H. Fries and Vern D. Kornelsen. Our nominating committee recommends to our board of directors nominees for election to the board. Our nominating committee will consider recommendations for director nominees by shareholders if the names of those nominees and relevant biographical information are properly submitted in writing to our corporate secretary in the manner described for shareholder nominations above under the heading “Shareholder Proposals.” A director nominee must have a strong professional or other background, a reputation for integrity and responsibility and experience relevant to our business and operations. A director nominee must be able to commit appropriate time to prepare for, attend and participate in all meetings of our board of directors and its committees, as applicable, and the annual meeting of shareholders and must not have any conflicts of interest with our business and operations. Our nominating committee will also require some director nominees to be independent as defined under the NYSE listing standards. All director nominees, whether submitted by a shareholder or our nominating committee, will be evaluated in the same manner. All current members of the nominating committee are independent for purposes of the NYSE listing standards.

The nominating committee does not have an express policy with regard to the consideration of any director candidates recommended by our shareholders because the nominating committee believes that it can adequately evaluate any such nominees on a case-by-case basis. The nominating committee will consider director candidates proposed by shareholders in accordance with the procedures set forth above under “Shareholder Proposals,” and will evaluate shareholder-recommended candidates for director under the same criteria as internally generated candidates. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the nominating committee strives to nominate directors with a variety of complementary skills so that, as a group, the board will possess the appropriate talent, skills and expertise to oversee our business. Although the nominating committee does not currently have formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important qualifying criteria, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on our board and its committees.

Our board of directors has adopted a written Nominating Committee Charter, a copy of which is available on our website at www.encision.com. Our nominating committee held one meeting during the fiscal year ended March 31, 2012.

Compensation Committee

The members of the compensation committee are Vern D. Kornelsen, Robert H. Fries and Ruediger Naumann-Etienne. Our compensation committee reviews and approves compensation for our executive officers whose compensation is approved by our board of directors upon recommendation of the compensation committee. Our compensation committee also administers our stock option plans. Our board of directors has adopted a written Compensation Committee Charter, a copy of which is available on our website at www.encision.com. Our compensation committee held one meeting during the fiscal year ended March 31, 2012.

The compensation committee reviewed and considered our compensation policies and programs in light of the board of directors’ risk assessment and management responsibilities and will do so in the future on an annual basis. The compensation committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us.

Audit Committee

Our board of directors maintains an audit committee comprised of our outside directors. The board of directors and the audit committee believe that the audit committee’s current members are “independent directors” as defined by the applicable rules of the NYSE and regulations of the Securities and Exchange Commission (“SEC”) as currently in effect and applicable to us. The audit committee oversees our independent auditors and financial process on behalf of the board of directors. The audit committee has adopted a written charter. The audit committee has adopted a complaint procedure policy.

Vern D. Kornelsen and Ruediger Naumann-Etienne comprise the audit committee. Their backgrounds are more fully disclosed in their biographies under “Election of Directors.”

Our board of directors has determined that Vern D. Kornelsen and Ruediger Naumann-Etienne each qualify as an “audit committee financial expert” and each is “independent” as defined by the applicable regulations of the SEC as currently in effect and applicable to us.

The audit committee has adopted a written charter, a copy of which is available on the investors relations page of our website at www.encision.com. Our audit committee held four meetings during the fiscal year ended March 31, 2012 and held two telephonic meetings with our independent auditors during the fiscal year ended March 31, 2012.

Board Leadership Structure

Our board of directors does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board, as the board of directors believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the board. The board believes that the separate offices of the Chairman and Chief Executive Officer currently functions well and is the optimal leadership structure for the Company. This structure allows the Chief Executive Officer to focus to a greater extent on the management of our day-to-day operations.

The board believes that having our Vice President of Business Development and one of our co-founders, Mr. Odell, serve as Chairman creates an optimal leadership structure for the Company. This structure makes the best use of Mr. Odell’s extensive knowledge of the Company and its industry, as well as fostering greater communication between our management and the board of directors. The combined role of Chairman and Vice President of Business Development is balanced by our governance structure, policies and controls, including the separation of the roles of Chairman and Chief Executive Officer. Four of the seven members of our board of directors satisfy the requirements of independence under the NYSE listing standards, and our audit, compensation, and nominating committees are composed entirely of independent directors. This structure encourages independent and effective oversight of our operations and prudent management of risk.

Risk Oversight

The board of directors, principally through delegation to the audit committee oversees risks facing us.  The audit committee regularly discusses with management, our internal auditors and our independent auditors our major risk exposures, whether financial, operating or otherwise, and the adequacy and effectiveness of our control of such risks.  The audit committee also recommends from time to time that key identified risk areas be considered by the full board, and individual board members also periodically ask the full board to consider an area of risk.  In addition, risk management issues are considered inherently by the board with respect to all major decisions made by the board.

Our board of directors believes that the decision as to who should serve as Chairman and/or Chief Executive Officer and whether the offices should be combined or separated is the proper responsibility of the board. The board members have considerable experience and knowledge about the challenges and opportunities the company faces. The board, therefore, is in the best position to evaluate the company’s current and future needs and to judge how the capabilities of the company’s directors and senior management from time to time can be most effectively organized to meet those needs. While the board may combine these offices in the future if it considers such a combination to be in the best interest of the company, it currently intends to retain this structure.

Shareholder Communications with Directors

Shareholders and other interested parties wishing to contact any member (or all members) of our board of directors or any committee of the board may do so by mail, addressed, either by name or title, to the board of directors or to any such individual director or group or committee of the directors, and all such correspondence should be sent to our principal office. Our administrative staff may review any such communications to ensure that inappropriate material is not forwarded to the board of directors or to any individual director. The board of directors intends to continuously evaluate its communication process with our shareholders and may adopt additional procedures to facilitate shareholder communications with the board of directors, consistent with standards of professionalism and our administrative resources.

Code of Ethics

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and all other directors and executive officers. The Code of Ethics is available on the investor relations page of our website at www.encision.com. We intend to satisfy the requirements under Item 5.05 of Form 8-K regarding disclosure of amendments to, or waivers from, provisions of our Code of Ethics that apply to our principal executive, financial and accounting officers and directors by posting such information on our website.

Executive Officers

The following table sets forth the names of our executive officers, their ages as of March 31, 2012, and their positions and offices held:

Name	Age	Position
Fred F. Perner	58	President & CEO
Roger C. Odell	61	VP — Business Development
David W. Newton	65	VP - Technology
Marcia McHaffie	66	Controller, Treasurer, Corporate Secretary
James Lewis	65	VP - Regulatory Affairs & Quality Assurance
Richard Smoot	52	VP - Operations
Warren Taylor	51	VP - Engineering

Fred F. Perner has over 30 years of experience in healthcare, including sales and marketing experience in electrosurgery and endoscopy technologies. Previously, he was with the Association of periOperative Registered Nurses (“AORN”), a professional association representing 40,000 perioperative nurses, as its Vice President, Segments and Business Development. He served as Global Education Leader and Solution Leader at GE Healthcare, a division of General Electric Company, from 2006 to 2008. From 2000 to 2006, he served as Senior Vice President and Chief Compliance Officer with HealthStream, Inc., a leading provider of learning and research solutions for the healthcare industry. For twelve years, he served in a number of sales and marketing roles with increasing responsibilities at Zimmer, Inc., which designs, develops, manufactures and markets orthopedic reconstructive, spinal and trauma devices, dental implants, and related surgical products. Mr. Perner holds B.S. and M.B.A. degrees from Indiana University and a law degree from the University of Denver.

Roger C. Odell is one of our co-founders and is our Vice President of Business Development. From 1976 until 1991, he was employed at Valleylab, a division of Pfizer, Inc., in a variety of engineering capacities, primarily involving electrosurgical products. Mr. Odell holds an Associate of Applied Science degree in electrical engineering from Alfred State University.

David W. Newton is one of our co-founders and has been a Vice President since our inception in 1991. From 1989 until 1991, Mr. Newton was President of Newton Associates, Inc., a contract engineering firm. From 1985 to 1989, Mr. Newton was President of Tienet, Inc., a developer of integrated computer systems. Mr. Newton holds 21 patents in the field of medical electronic equipment and holds a Bachelor of Science Electrical Engineering degree from the University of Colorado.

Marcia McHaffie is our Controller, Treasurer and Corporate Secretary who joined us in 1993 as Controller. She became Treasurer and Corporate Secretary in 2001. Ms. McHaffie has extensive experience in GAAP accounting, SEC Reporting and Sarbanes-Oxley implementation.

James W. Lewis joined us in 2011 as Vice President of Regulatory Affairs and Quality Assurance. He has been in the medical device industry since 1979. Prior to joining us, Mr. Lewis was engaged in regulatory services consulting. He has headed domestic and international regulatory and quality functions for over 17 years for Sunrise Medical, Inverness Medical Innovations, Ferraris Respiratory, and Bard Electromedical Systems. He holds a Master and Bachelor of Science degrees in Mechanical Engineering from the University of Illinois.

Richard Smoot is Vice President of Operations who has been with us since 1995. He has been in the medical device industry since 1981. From 1990 to 1994 he was with Beacon Laboratories, performing services in materials and operations management.

Warren Taylor has served as our Vice President of Engineering since 2004. Prior to joining us, he was with medical device startups for 10 years and held positions as President of TriE Medical, Inc. and Vice President of Angiosonics, Inc. Mr. Taylor holds six patents, including patents in medical device design, and has a Bachelor of Science Mechanical Engineering Degree from North Carolina State University.

The following table sets forth certain information regarding compensation earned or awarded to each person who served as our chief executive officer during our most recently completed fiscal year, and to each of our two most highly compensated executive officers (other than our chief executive officer) who earned in excess of $100,000 during our most recently completed fiscal year, (collectively, the “Named Executive Officers”).

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and principal position	Fiscal year	Salary ($)		Option awards ($) (2)	Total ($)
Fred F. Perner President, Chief Executive Officer	2012 2011	106,442 —	(1)	155,309 —	261,751 —

John R. Serino Former President, CEO	2012 2011	154,328 208,951	(3)	— —	154,328 208,951

Roger C. Odell Vice President—Business Development	2012 2011	138,373 144,137		— —	138,373 144,137

Warren Taylor Vice President—Engineering	2012 2011	137,395 143,119		— —	137,395 143,119

(1)  Mr. Perner began service as CEO on September 19, 2011.

(2)  Amounts reflect the aggregate grant date fair values of grants made in each respective fiscal year, valued in accordance with ASC Topic 718. Assumptions used in the calculations of these amounts are set forth in Footnote 3 to our Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2012.

(3)  Reflects Mr. Serino’s service as CEO through September 16, 2011.

Employment Agreements

We entered into an employment agreement with Fred F. Perner dated August 19, 2011. The employment agreement has an initial three-year term beginning with the start date of September 19, 2011. Thereafter, the term automatically renews for additional one-year periods unless either party gives prior written notice that it does not wish to automatically renew the term. The employment agreement provides that Mr. Perner would receive an annual base salary of $205,000. Mr. Perner will be entitled to receive a special cash bonus in the event that we are acquired during the next five years at a price for our common stock of $10.00 per share or more. In the event of such an acquisition, Mr. Perner shall be entitled to a bonus amount equal to (i) such per share price, (ii) minus our per share price on the start date, (iii) multiplied by 37,500. Under the employment agreement, if we terminate Mr. Perner without cause or Mr. Perner resigns for “good reason”, Mr. Perner will be entitled to receive a severance amount (ranging from zero to one times his base salary) based upon the length of time Mr. Perner was employed by us prior to the termination. Such severance will be paid out ratably over the twelve months following the termination. No severance will be paid if the term of the employment agreement expires or is not renewed. If we have two consecutive quarters (beginning with the quarter starting October 1, 2012) with a reported net loss (excluding extraordinary items), then Mr. Perner may be terminated without any severance obligation. As provided in the employment agreement, Mr. Perner was granted stock options to purchase 200,000 shares of our common stock. The options vest over the five year period following the start date. The options will have an initial per share exercise price equal to our trading price on the start date. The vesting of the options will accelerate in the event of certain acquisition transactions involving us.

We have entered into an employment agreement with Roger C. Odell dated March 3, 1997, which allows either party to terminate the agreement for any reason. In the event that the agreement is terminated, Mr. Odell is entitled, for a period of one year, to receive benefits and severance pay at the rate of his annual salary as of the date of termination, payable in equal monthly amounts.

Stock Options

On August 2, 2007, our shareholders approved the adoption of the 2007 Stock Option Plan (the “2007 Plan”) providing for grants of stock options to our employees and directors. The 2007 Plan permits the granting of incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and also nonqualified stock options which do not meet the requirements of Section 422. As approved by the shareholders, we reserved 700,000 shares of our common stock for issuance upon exercise of options granted under the 2007 Plan. As of March 31, 2012, options to purchase an aggregate of 635,000 shares of our common stock (net of options canceled) had been granted pursuant to the 2007 Plan, no options had been exercised, leaving 65,000 still available for grant. In addition to options outstanding under the 2007 Plan, there are 80,000 options outstanding outside of the 2007 Plan.

The compensation committee of the board of directors administers the 2007 Stock Option Plan.

Option Grants in Fiscal Year 2012

The following table sets forth options to acquire shares of our common stock granted to the Named Executive Officers during the fiscal year ended March 31, 2012.

Name	Grant date	Number of securities underlying options (#)	Exercise price of option awards ($/Sh)	Grant date fair value of option awards ($) (1)
Fred F. Perner	09/19/11	200,000	1.05	155,309
Warren Taylor	08/03/11	10,000	1.00	7,362
James Lewis	12/29/11	20,000	1.15	17,010

(1)  Grant date fair value of option awards was determined pursuant to ASC Topic 718. Assumptions used in the calculations of these amounts are set forth in Footnote 3 to our Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2012.

Options Exercised in Fiscal Year 2012

There were no stock options exercised by the Named Executive Officers during fiscal year 2012.

Outstanding Options at Fiscal Year-End 2012

The following table sets forth certain information regarding the number and value of exercisable and unexercisable options to purchase shares of common stock held as of March 31, 2012 by the Named Executive Officers.

Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($/Sh)	Option expiration date
Fred F. Perner	—	200,000	1.05	12/19/16
John R. Serino	25,533 89,556	— —	1.20 1.65	12/31/12 12/31/12
Roger C. Odell	15,244 5,783	4,756 4,217	1.20 1.70	01/21/14 12/22/14
Warren Taylor	15,244 15,233 2,061	4,756 14,767 7,939	1.20 1.45 1.00	01/21/14 04/30/15 11/03/16

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 25, 2012, the number of shares of our common stock, based upon 8,210,100 shares outstanding, owned by any person who is known by us to be the beneficial owner of more than 5% of our voting securities, by all individual directors, by all Named Executive Officers, and by all executive officers and directors as a group:

Beneficial Owner(1)	Shares Beneficially Owned(2)	Percent of Class
Vern D. Kornelsen(3)	1,717,738	20.9%
Roger C. Odell(4)	771,266	9.4%
Ruediger Naumann-Etienne(5)	690,571	8.4%
David W. Newton(6)	306,305	3.7%
Robert H. Fries(7)	141,764	1.7%
Patrick W. Pace	72,000	*
Warren Taylor(8)	32,873	*
Fred F. Perner	27,662	*
John R. Serino	—
All executive officers and directors as a group (12 Persons) (9)	3,850,201	46.1%
Other Shareholders holding 5% or more:
CMED Partners LLLP(10)	1,633,517	19.9%
Intertec Healthcare Partners, L.P. (11)	660,671	8.0%
Charles E. Sheedy(12)	578,319	7.0%

*             Less than 1%.

(1)       The address of each director and officer of the Company is 6797 Winchester Circle, Boulder, CO 80301.

(2)       Shares not outstanding but deemed beneficially owned by virtue of an individual executive officer’s or director’s right to acquire them as of June 25, 2012, or within 60 days of such date, are treated as outstanding when determining the percent of the class owned by such individual and when determining the percent owned by all executive officers and directors as a group. Unless otherwise indicated, each person named or included in the group has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder’s name.

(3)       Includes 1,633,517 shares owned by CMED Partners LLLP, of which Mr. Kornelsen is the General Partner, and 10,000 shares issuable pursuant to options exercisable as of June 25, 2012, or within 60 days of such date.

(4)       Includes 21,195 shares issuable pursuant to options exercisable as of June 25, 2012, or within 60 days of such date.

(5)       Includes 660,671 shares owned by Intertec Healthcare Partners, L.P., of which Mr.Ruediger Naumann-Etienne is the Managing Member of Intertec Healthcare Management, L.L.C., the General Partner of Intertec Healthcare Partners, L.P, and 10,000 shares issuable pursuant to options exercisable as of June 25, 2012, or within 60 days of such date.

(6)       Includes 15,356 shares issuable pursuant to options exercisable as of June 25, 2012, or within 60 days of such date.

(7)       Includes 21,764 shares issuable pursuant to options exercisable as of June 25, 2012, or within 60 days of such date.

(8)       Includes 32,873 shares issuable pursuant to options exercisable as of June 25, 2012, or within 60 days of such date.

(9)       Includes 141,900 shares issuable pursuant to options exercisable as of June 25, 2012, or within 60 days of such date.

(10)  The address of CMED Partners LLLP is 4605 S. Denice Drive, Englewood, CO 80111. Mr. Kornelsen is indirectly the beneficial owner of these shares since he is the General Partner of CMED Partners LLLP.

(11)  Based solely on Form 4, filed June 13, 2011 and Schedule 13D, filed September 29, 2008. The address of Intertec Healthcare Partners, L.P. is 5980 Horton Street, Suite 390, Emeryville, CA 94608. Mr.Ruediger Naumann-Etienne is the Managing Member of Intertec Healthcare Management, L.L.C., the General Partner of Intertec Healthcare Partners, L.P.

(12)  Based solely on Schedule 13G, filed April 6, 2012. The address of Charles E. Sheedy is 909 Fannin Street, Houston, TX 77010.

RELATED PARTY TRANSACTIONS

In March and April of 2012, we completed a private placement of 1,755,000 shares of our common stock. The purchase price per share for the shares sold in the private placement was $1.00. Mr. Kornelsen, one of our directors, purchased 26,000 shares in the private placement. CMED Partners LLLP, an investment fund affiliated with Mr. Kornelsen, purchased 514,000 shares in the private placement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership of our common stock with the Securities and Exchange Commission. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during the fiscal year ended March 31, 2012, to our knowledge, our directors, officers and holders of more than 10% of our common stock have timely filed all Section 16(a) reports.

Audit Committee Report

Our board of directors maintains an audit committee comprised of our outside directors. The board of directors and the audit committee believe that the audit committee’s current members are “independent directors” as defined by the applicable regulations of the SEC as currently in effect and applicable to us.

The audit committee reviews and reassesses the adequacy of its charter on an annual basis. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the

Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and us including the matters in the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the audit committee concerning independence.

The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee meets with the independent auditors to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting. In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors, and the board of directors has approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2012, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Vern D. Kornelsen, Audit Committee Member

Ruediger Naumann-Etienne, Audit Committee Member

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2007 STOCK OPTION PLAN
(Proxy Item #2)

The purpose of the Plan is to promote the interests of the Company and its shareholders by helping the Company to attract, retain and motivate key employees of the Company. The Board of Directors and shareholders of the Company originally adopted the Plan on August 2, 2007.

The Board of Directors believes that the Plan has been of material benefit to the Company by assisting the Company in attracting, retaining and motivating key employees of proven ability. The Board of Directors also believes that the best interests of the Company and its shareholders require that the Company continue to be in a position to offer options to current and prospective key personnel of the Company.

As of June 15, 2012, options to purchase an aggregate of 635,000 shares of Common Stock (net of options canceled) had been granted pursuant to the Plan and no options had been exercised. In addition to options outstanding under the 2007 Plan, there are 80,000 options outstanding outside of the 2007 Plan.

Overview

Subject to stockholder approval, the Board approved an amendment and restatement of our 2007 Stock Option Plan that increases the number of shares of common stock authorized for issuance under the Option Plan by 250,000. The Option Plan was adopted originally by the Board and approved by the stockholders in August 2007.

We believe that the Option Plan provides meaningful performance incentives to our directors, officers, employees and other service providers, which, in turn, are expected to improve the Company’s long-term performance. We are asking our stockholders to approve an increase in the number of shares issuable under the Option Plan in order to continue this company-wide compensation strategy and to provide resources to recruit and retain qualified personnel to support our planned strategic growth. Under the Option Plan, the number of shares of common stock currently authorized by our stockholders for issuance is 700,000 shares. As of June 25, 2012, about 65,000 shares remained available for grant under the Option Plan. If the stockholders approve the amendment and restatement of the Option Plan, then 250,000 additional shares will be available for issuance under the Option Plan. The proposed amendment and restatement will not become effective if the stockholders do not approve it.

Proposal

The stockholders are asked to approve an amendment and restatement of the Option Plan that increases the number of shares of common stock authorized for issuance under the Option Plan by 250,000 shares. If approved, the number of shares of our common stock authorized for issuance under our Option Plan will be increased from 700,000 to 950,000. The proposed amendment also requires that no employee be granted, in any one fiscal year, options to purchase more than 50,000 shares, provided that the limitation will be 200,000 shares during the fiscal year of the employee’s initial year of service with the Company. A copy of the proposed First Amended and Restated 2007 Stock Option Plan is attached to this Proxy Statement as Appendix A.

Vote Required

The affirmative vote of a majority of the shares represented at the meeting and entitled to vote will be required to approve the amendment and restatement of the Option Plan.

Recommendation

The Board recommends that stockholders vote FOR approval of the amendment and restatement of the Option Plan.

Unless marked otherwise, proxies received will be voted FOR approval of the amendment and restatement of the Option Plan.

Summary of the Option Plan

The following summary of the Option Plan is qualified in its entirety by the terms of the First Amended and Restated 2007 Stock Option Plan, a copy of which is attached to this proxy statement as Appendix A.

Purpose. The purpose of the Option Plan is to provide a means to allow grants of stock options to selected employees, directors and consultants in order to attract and retain the best available personnel and to promote the success of the Company’s business.

Administration. The Option Plan may be administered by the Board or any of its committees (the “Plan Administrator”). The Plan Administrator, subject to the terms and conditions of the Option Plan, has the authority to determine all matters related to the Option Plan in its discretion, including the authority to select the individuals to receive awards and to determine the number of shares to be subject to each award, the exercise price of options, the forms to be used under the Option Plan and all other terms and conditions of the award.

Stock Subject to the Option Plan. The Option Plan, if amended as proposed, will authorize the issuance of up to 950,000 shares of our common stock. Shares of common stock covered by an award granted under the Option Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Shares relating to awards granted under the Option Plan that lapse, are canceled or forfeited, or settled for cash revert to and are available for grant under the Option Plan. The shares of stock deliverable under the Option Plan may consist in whole or in part of authorized and unissued shares or shares now held or subsequently acquired by the Company. The aggregate number of shares available for issuance under the Option Plan will be adjusted in the event of a change affecting our capitalization, such as stock splits, reverse stock splits, stock dividends, combinations or reclassifications or the like.

Awards. The Plan Administrator is authorized to grant incentive stock options and nonqualified stock options under the Option Plan. Awards may consist of one or both of these grant types.

Eligibility. Awards may be granted to employees, officers, directors or consultants of the Company or a parent or subsidiary of the Company, except that only employees of the Company may receive incentive stock options.

Terms and Conditions of Stock Option Grants. At the discretion of the Plan Administrator, options granted under the Option Plan may be either nonqualified stock options or incentive stock options as defined in Code Section 422. The exercise price for each option is determined by the Plan Administrator, but may not be less than 100% of fair market value on the date of grant.

The exercise price for shares purchased under an option must be paid in a form acceptable to the Plan Administrator, which form may include cash, checks, shares of stock, cashless exercise pursuant to a Company implemented plan, a reduction in the amount of liability owed to the Company, or such other consideration as the Plan Administrator may permit.

The term of each option may not exceed five years and three months from the date of grant. Unless the Plan Administrator determines otherwise in a particular option agreement, each option will vest and become exercisable as follows: one-fifth of the option will vest on the first anniversary of the date of grant; thereafter, the balance of the option shares shall vest in 48 equal monthly installments.

The vested portion of options may be exercised at any time in whole or in part in accordance with their terms. The unvested portion terminates upon termination of an optionee’s employment or service relationship with the company for any reason and reverts to the Option Plan. In the event of termination for a reason other than cause, death or permanent disability, and unless otherwise provided by the Plan Administrator in an option agreement, the vested portion of options will generally be exercisable for one month after the date of termination, except as described in “Change of Control” below. In the event of termination by reason of death or disability, and unless otherwise provided for by the Plan Administrator in an option agreement, the option will generally be exercisable for three months from the date of such termination.

Unless determined otherwise by the Plan Administrator, options may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or by the applicable laws of descent and distribution.

Capital Adjustments. In the event of a stock split, reverse stock split, stock dividend, combination, reclassification or any increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company, the number of shares covered by each outstanding option and the number of shares which have been authorized for issuance under the Option Plan but as to which no options have yet been granted or which have reverted to the Option Plan upon cancellation or expiration of an option, as well as the exercise price of each outstanding option, shall be proportionately adjusted.

Code Section 162(m) Provisions. Section 162(m) of the Code imposes a $1 million annual deduction limit on the compensation paid to the chief executive officer and the three other most highly compensated officers (other than the principal executive officer or the principal financial officer) of a publicly traded company. Section 162(m) provides an exception to this deduction limit for “performance-based compensation” that meets certain requirements. Stock option-based compensation that qualifies as performance-based compensation under Section 162(m) includes stock option awards granted under a stockholder-approved plan that specifies a maximum number of shares that may be awarded to an employee during a specified period of time. Under the terms of the Option Plan, if amended as proposed, an employee may not receive awards in any one fiscal year with respect to more than 50,000 shares, provided however, that such limitation will be 200,000 shares during the fiscal year of any employee’s initial year of service with the Company. The foregoing limits are subject to automatic adjustment in the event of a stock split, reverse stock split, stock dividend, combination, reclassification or similar event.

Change of Control. The Option Plan defines certain events as “changes of control.” In the event of a change in control of the Company, the Plan Administrator may determine, as of the time of grant or thereafter, the extent to which shares subject to an option award outstanding on the date of such change in control that are not yet vested shall become vested and nonforfeitable.

Term, Termination and Amendment. Unless earlier terminated by the Board of Directors, the amended and restated Option Plan will terminate at the Company’s 2017 annual shareholder meeting. The Board of Directors may at any time amend the Option Plan, subject to stockholder approval to the extent required by applicable law, regulation, or stock exchange rules. The amendment, suspension or termination of the Option Plan or a portion thereof or the amendment of an outstanding award cannot, without the participant’s consent, materially adversely affect any rights under any outstanding award. No amendment that would constitute a “modification” to an outstanding incentive stock option that would cause the option to fail to continue to qualify as an incentive stock option under Code Section 422 will be made without the consent of the optionee.

Other Information. A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because all awards made under the amended and restated Option Plan are discretionary. However, please refer to “Executive Compensation” in this proxy statement, which provides information on the grants made in the last fiscal year, and please refer to the description of grants made to our non-employee directors in the last fiscal year under the heading “Board of Directors—Director Compensation” in this proxy statement.

Federal Tax Consequences

The following discussion summarizes the material United States federal income tax consequences to the Company and to participants in the Option Plan. This summary is based on the Internal Revenue Code and the United States Treasury regulations promulgated thereunder as in effect on the date of this proxy statement, all of which may change with retroactive effect. This summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to participants in the Option Plan.

Incentive Stock Options. The incentive stock options granted under the Option Plan are intended to qualify for favorable federal income tax treatment accorded “incentive stock options” under the Code. Generally, the grant or exercise of an incentive stock option does not result in any federal income tax consequences to the participant or to the

Company. However, the optionee generally will have taxable income for alternative minimum tax purposes at the time of exercise as if the option were a nonqualified stock option.

The federal income tax consequence of a disposition of stock acquired through the exercise of an incentive stock option will depend on the period such stock is held prior to disposition. If a participant holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date of exercise of the option, the participant will recognize long-term capital gain or loss in the year of disposition, equal to the difference between the amount realized on the disposition of the stock and the amount paid for the stock on exercise of the option.

Generally, if a participant disposes of the stock before the expiration of either the statutory holding periods described above (a disqualifying disposition), the participant will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the exercise price and (ii) the excess of the amount realized on the disposition of the stock over the exercise price. Subject to certain limitations, to the extent the participant recognized ordinary income by reason of a disqualifying disposition, the Company generally will be entitled to a corresponding business expense deduction in the taxable year during which the disqualifying disposition occurs. Generally, in the taxable year of a disqualifying disposition, the participant will also recognize capital gain or loss equal to the difference between the amount realized on the disposition of such stock over the sum of the amount paid for such stock plus any amount recognized as ordinary income by reason of the disqualifying disposition. Such capital gain or loss will be characterized as short-term or long-term depending on how long the stock was held.

Nonqualified Stock Options. Generally, the grant of a nonqualified stock option will not result in any federal income tax consequences to the Company or the participant. Upon exercise of a nonqualified stock option, the participant generally will recognize ordinary income equal to the excess of the fair market value of the stock on the date of exercise over the amount paid for the stock upon exercise of the option. Subject to certain limitations, the Company will be generally entitled to a corresponding business expense deduction equal to the ordinary income recognized by the participant.

Upon disposition of stock, the participant will recognize capital gain or loss equal to the difference between the amount realized on the disposition of such stock over the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such capital gain or loss will be characterized as short-term or long-term, depending on how long the stock was held.

Potential Limitations on Deductions. Section 162(m) of the Code precludes a deduction for compensation paid to our chief executive officer and our three other most highly compensated officers (other than the principal executive officer or the principal financial officer) to the extent that such compensation exceeds $1 million for a taxable year. If certain requirements are met, qualified performance-based compensation is disregarded for purposes of the $1 million limitation.

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

(Proxy Item #3)

Our board of directors and audit committee have selected Eide Bailly LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending March 31, 2013. The decision to engage Eide Bailly LLP was approved by our board of directors and audit committee, and this appointment is being submitted to our shareholders for ratification at the Annual Meeting.

Eide Bailly LLP served as the principal accountant to audit our financial statements for the fiscal years ended March 31, 2012 and 2011.

We expect that a representative of Eide Bailly LLP will be present at the Annual Meeting and will be available to respond to appropriate questions, and such representative will have the opportunity to make a statement at the meeting.

During our two most recent fiscal years and any subsequent interim period preceding July 5, 2012, there were no disagreements between us and Eide Bailly LLP, on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF EIDE BAILLY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2013.

Audit Fees

Audit fees and related expenses for fiscal years ended March 31, 2012 and 2011 audit by Eide Bailly LLP were $29,793 and $32,804, respectively.

Audit-Related Fees

Audit-related expenses include $13,313 and $12,973 to Eide Bailly LLP related to the review of the financial statements contained in our quarterly 10-Q filings for fiscal years ended March 31, 2012 and 2011, respectively.

Tax Fees

Eide Bailly LLP did not render any services related to tax return preparation or tax planning for the fiscal years ended March 31, 2012 and 2011, respectively.

All Other Fees

There were no aggregate fees billed for any other services rendered by Eide Bailly LLP for the fiscal years ended March 31, 2012 and 2011, respectively.

Approval of Auditor Services and Fees

Our audit committee ensures that we engage our independent public accountants to provide only audit and non-audit services that are compatible with maintaining the independence of our independent public accountants. Our audit committee approves or pre-approves all services provided by our independent public accountants. Permitted services include audit and audit-related services, tax and other non-audit related services. Certain services are identified as restricted. All fees identified in the preceding first two paragraphs were approved by our audit committee.

OTHER MATTERS

We know of no other matters that may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy Card, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

ANNUAL REPORT TO SHAREHOLDERS

Our Annual Report for the fiscal year ended March 31, 2012, including audited Financial Statements for the year then ended, as filed with the Securities and Exchange Commission on Form 10-K is being mailed to shareholders on or about July 5, 2012 with these proxy materials.

In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the Securities and Exchange Commission called “householding”. Under this practice, shareholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards.

If you share an address with another shareholder and received only one set of proxy materials and would like to request a separate copy of these materials and/or future proxy materials, please send your request to: 6797 Winchester Circle, Boulder, CO 80301, Attention: Marcia McHaffie. You may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY. IN THE EVENT THAT YOU ARE ABLE TO ATTEND THE MEETING, WE WILL, IF YOU REQUEST, CANCEL THE PROXY CARD.

SIGNATURE

By Order of the Board of Directors

/s/ Roger C. Odell
Chairman of the Board of Directors

Boulder, Colorado
July 5, 2012

APPENDIX A

ENCISION INC.

FIRST AMENDED AND RESTATED 2007 STOCK OPTION PLAN

(Approved by the Board of Directors on May 10, 2012;

Adopted by Stockholders on                   , 2012)

SECTION 1. INTRODUCTION.

The Company’s Board of Directors adopts the Encision Inc. 2007 Stock Option Plan on August 2, 2007; provided that, the Plan shall become effective upon its approval by Company shareholders. If the Company’s shareholders do not approve this Plan, no Options may be granted under this Plan.

The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to share in such long-term success by acquiring a proprietary interest in the Company.

The Plan seeks to achieve this purpose by providing for discretionary long-term incentive Options in the form of either Nonstatutory Stock Options (“NSOs”) or Incentive Stock Options (“ISOs”).

Options shall be ISOs only to the extent specified in the applicable Stock Option Agreement.  Subject to the other provisions of the Plan, a Participant may receive ISOs and NSOs at the same time, provided that the ISOs and NSOs are clearly designated as such, and the exercise of one does not affect the exercise of the other.

Except as otherwise expressly provided herein, all of the provisions and requirements of the Plan relating to Options shall apply to ISOs and NSOs.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Colorado. Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan.

SECTION 2. DEFINITIONS.

(a) “Board” means the Board of Directors of the Company, as constituted from time to time.

(b) “Cashless Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law, a program approved by the Committee in which payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if applicable and requested by the Committee, the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates, including, but not limited to, U.S. federal and state income taxes, payroll taxes, and foreign taxes, if applicable.

(c) “Cause” means, except as may otherwise be provided in a Participant’s employment agreement or Stock Option Agreement, a conviction of a Participant for a felony crime or the failure of a Participant to contest prosecution for a felony crime, or a Participant’s misconduct, fraud or dishonesty (as such terms are defined by the Committee in its sole discretion), or any unauthorized use or disclosure of confidential information or trade secrets, in each case as determined by the Committee, and the Committee’s determination shall be conclusive and binding.

2

(d) “Change In Control” except as may otherwise be provided in a Participant’s employment agreement or Stock Option Agreement, means the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 35% of the total combined voting power of the Company’s then outstanding securities pursuant to a tender or exchange offer made directly to the Company’s shareholders which the Board does not recommend such shareholders accept.

(e) “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

(f) “Committee” means a committee described in Section 3.

(g) “Common Stock” means the Company’s common stock.

(h) “Company” means Encision Inc., a Colorado corporation.

(i) “Consultant” means an individual who performs bona fide services to the Company or a Subsidiary other than as an Employee or Director or Non-Employee Director.

(j) “Corporate Transaction” except as may otherwise be provided in a Participant’s employment agreement or Stock Option Agreement, means the occurrence of any of the following shareholder approved transactions:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not holders of 30% or more of the combined voting power of the Company’s securities immediately prior to such merger, consolidation or other reorganization; or

(ii) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

A transaction shall not constitute a Corporate Transaction if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(k) “Director” means a member of the Board who is also an Employee.

(l) “Disability” means that the Key Employee is classified as disabled under a long-term disability policy of the Company or, if no such policy applies, the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to

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result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(m) “Employee” means any individual who is a common-law employee of the Company or a Subsidiary.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Exercise Price” means the amount for which a Share may be purchased upon exercise of an Option, as specified in the applicable Stock Option Agreement.

(p) “Fair Market Value” means, as of a specified date, one of the following as determined by the Committee, each of which shall be based on trading prices of a Share on the American Stock Exchange or on any national securities exchange on which the Shares are then listed, or if the Shares were not traded on such date, then on the next preceding date on which such Shares were traded, all as reported by such source as the Committee may select: (i) the average of the high and low trading prices on such date, (ii) the closing price on such date or (iii) the closing price on the next preceding trading day.  If the Shares are not so listed, then the Committee shall establish Fair Market Value using such method as it may reasonably determine, which method shall be consistent with the methods for determining the fair market value of stock pursuant to Code Section 409A if such statute is in effect.

(q) “Grant” means any grant of an Option under the Plan.

(r) “Incentive Stock Option” or “ISO” means a stock option that is intended to be an “Incentive Stock Option” as that term is defined in Section 422 of the Code.

(s) “Key Employee” means (i) with respect to ISOs, an Employee or Director, and (ii) with respect to NSOs, an Employee, Director, Non-Employee Director or Consultant, in each case who has been selected by the Committee to receive an Option under the Plan.

(t) “Non-Employee Director” means a member of the Board who is not an Employee.

(u) “Nonstatutory Stock Option” or “NSO” means a stock option that is not an incentive stock option described in Code Section 422.

(v) “Option” means an NSO or an ISO, as applicable, granted under the Plan entitling the Optionee to purchase Shares.

(w) “Optionee” means an individual, estate or other entity that holds an Option.

(x) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

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(y) “Participant” means an individual or estate or other entity that holds an Option.

(z) “Plan” means this Encision Inc. 2007 Stock Option Plan as it may be amended from time to time.

(aa) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(bb)  “SEC” means the Securities and Exchange Commission.

(cc) “Securities Act” means the Securities Act of 1933, as amended.

(dd) “Service” means service as an Employee, Director, Non-Employee Director or Consultant. A Participant’s Service does not terminate when continued service crediting is required by applicable law. Service terminates in any event when the approved leave ends, unless such Participant immediately returns to active work. The Committee determines which leaves count toward Service, and when Service terminates for all purposes under the Plan. Further, unless otherwise determined by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant provides service to the Company or Subsidiary, or a transfer between entities (the Company or any Parent or Subsidiary); provided that there is no interruption or other termination of Service.

(ee) “Share” means one share of Common Stock.

(ff) “Stock Option Agreement” means the agreement described in Section 6 evidencing each Grant of an Option.

(gg) “Subsidiary” means any entity (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the entities other than the last entity in the unbroken chain owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other entities in such chain. An entity that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.  For purposes of ISOs, “subsidiary” has the meaning given such term in Section 424(f) of the Code.

SECTION 3. ADMINISTRATION.

(a) Committee Composition. The Board or a Committee appointed by the Board shall administer the Plan. Unless the Board provides otherwise, the Company’s Compensation Committee shall be the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

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Notwithstanding the prior paragraph, to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3, any Committee appointed by the Board shall be comprised of two or more directors each of whom is a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3).

The Plan may be administered by different bodies with respect to Directors, Non-Employee Directors, officers, Consultants and Employees who are neither Directors nor officers.

(b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and sole discretion to take any actions it deems necessary or advisable for the administration of the Plan. Subject to the other provisions of the Plan, such actions shall include:

(i)	selecting Key Employees who are to receive Options under the Plan;

(ii)	determining the type, number, vesting requirements and other features and conditions of such Options (including, whether an Option is an ISO or a NSO) and amending such Options;

(iii)	correcting any defect, supplying any omission, or reconciling any inconsistency in the Plan or any Stock Option Agreement;

(iv)	accelerating the vesting, or extending the post-termination exercise term, of Options at any time and under such terms and conditions as it deems appropriate;

(v)	interpreting the Plan; and

(vi)	making all other decisions relating to the operation of the Plan.

The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

(c) Indemnification. To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The

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foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4. GENERAL.

(a) Eligibility. With respect to grants of ISOs, only Employees or Directors shall be eligible for designation as Key Employees by the Committee, in its sole discretion.  With respect to NSOs, only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee, in its sole discretion.

(b) Beneficiaries. Unless stated otherwise in a Stock Option Agreement, a Participant may designate one or more beneficiaries with respect to an Option by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Option(s) shall be transferred or distributed to the Participant’s estate.

(c) No Rights as a Shareholder. A Participant, or a transferee of a Participant, shall have no rights as a shareholder with respect to any Common Stock covered by an Option until such person has satisfied all of the terms and conditions to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Option and the Shares have been issued (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company).

(d) Termination of Service. Unless the applicable Stock Option Agreement or the applicable employment agreement provides otherwise, the following rules shall govern the vesting, exercisability and term of outstanding Options held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the term of the Option): (i) upon termination of Service for any reason, all unvested portions of any outstanding Options shall be immediately forfeited without consideration; (ii) if the Service of a Participant is terminated for Cause, then all unexercised Options shall terminate and be forfeited immediately without consideration; (iii) if the Service of Participant is terminated for any reason other than for Cause, death, or Disability, then the vested portion of his/her then-outstanding Options may be exercised by such Participant or his or her personal representative within one month after the date of such termination; or (iv) if the Service of a Participant is terminated due to death or Disability, the vested portion of his/her then-outstanding Options may be exercised within twelve months after the date of termination of Service.  Notwithstanding the foregoing, but subject to the other provisions of this Plan, a Stock Option Agreement may specify longer periods for exercise of a NSO or ISO (unless to do so in the case of an ISO would cause the ISO not to qualify as an incentive stock option pursuant to Section 422 of the Code) after any such event.

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SECTION 5. SHARES SUBJECT TO PLAN AND SHARE LIMITS.

(a) Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares. The aggregate number of Shares reserved for Options under the Plan shall not exceed 950,000 Shares, subject to adjustment pursuant to Section 8.

(b) Limitation on ISOs.  To the extent the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by an individual in a particular calendar year exceeds $100,000, such excess Options shall be treated as NSOs.

(c) Limitation on Shares. An employee may not receive awards in any one fiscal year with respect to more than 50,000 shares, provided however, that such limitation will be 200,000 shares during the fiscal year of any employee’s initial year of service. The foregoing limits are subject to automatic adjustment in the event of a stock split, reverse stock split, stock dividend, combination, reclassification or similar event.

(d) Additional Shares. If Options are forfeited or are terminated for any other reason before being exercised, then the Shares underlying such Options shall again become available for Options under the Plan.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each Grant of an Option under the Plan shall be evidenced and governed exclusively by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement (including without limitation any performance conditions). The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall be subject to adjustment of such number in accordance with Section 8.

(c) Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. The Exercise Price of an Option shall not be less than 100% of the Fair Market Value on the date of Grant.  Notwithstanding anything herein to the contrary, if an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the Exercise Price of such ISO shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO at the time of such Grant.

(d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term

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of an Option shall in no event exceed five years and three months from the date of Grant. Notwithstanding the foregoing, if an ISO is granted to an Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, such ISO shall not be exercisable after five years after the date of the Grant.  Unless the applicable Stock Option Agreement provides otherwise, each Option shall vest and become exercisable with respect to 20% of the Shares subject to the Option upon completion of one year of Service measured from the vesting commencement date, the balance of the Shares subject to the Option shall vest and become exercisable in forty-eight equal installments upon completion of each month of Service thereafter, and the term of the Option shall be five years and three months from the date of Grant. A Stock Option Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events. Notwithstanding any other provision of the Plan, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement (as amended from time to time) and no Option may provide that, upon exercise of the Option, a new Option will automatically be granted.

(e) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may modify (including accelerating vesting), extend or assume outstanding Options or may accept the cancellation of outstanding Options in return for the grant of new Options for the same or a different number of Shares, at the same or a different Exercise Price, and with the same or different vesting provisions. Notwithstanding the preceding sentence or anything to the contrary herein, the Committee may not re-price outstanding Options unless there is approval by the Company shareholders (by majority vote of a quorum) and no modification of an Option shall, without the consent of the Optionee, impair his or her rights or obligations under such Option.

(f) Assignment or Transfer of Options. No Option granted under this Plan, nor any other rights acquired by Optionee under this Plan, shall be transferable by the Optionee other than by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process. Notwithstanding the foregoing, the Committee, in its sole discretion, to the extent permitted by applicable law, may permit the assignment or transfer of an NSO and the exercise thereof by a person other than an Optionee, on such terms and conditions as the Committee in its sole discretion may determine.  Any such terms shall be set forth in the applicable Stock Option Agreement.  In the event of an Optionee’s death, the Stock Option may be exercised by the personal representative of the Optionee’s estate or by the successor or successors in interest determined under the Optionee’s will or under the applicable laws of descent and distribution.  The terms of any rights under this Plan in the hands of a transferee or assignee shall be determined as if held by the Optionee and shall be of no greater extent or term than if the transfer or assignment had not taken place.

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SECTION 7. PAYMENT FOR OPTION SHARES.

The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows and if so provided for in an applicable Stock Option Agreement:

(i) Cashless Exercise. Payment for all or any part of the Exercise Price may be made through Cashless Exercise.

(ii) Other Forms of Payment. Payment for all or any part of the Exercise Price may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

The Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 7.

Notwithstanding the foregoing, unless approved by the Committee, no Option may be exercised by delivery to the Company of stock certificates representing Company stock unless such stock has been held by the Optionee for more than six months.

SECTION 8. PROTECTION AGAINST DILUTION.

(a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments to the following:

(i) the number of Shares and the kind of shares or securities available for future Options under Section 5;

(ii) the number of Shares covered by each outstanding Option; and

(iii) the Exercise Price under each outstanding Option.

Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 8(a) if such adjustment (A) would cause the Plan to fail to comply with Section 422 of the Code or Rule 16b-3 (if applicable to such Option) or (B) would be considered as the adoption of a new plan requiring shareholder approval.

(b) Participant Rights. Except as provided in this Section 8, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class. If by reason of an adjustment pursuant to this Section 8 a Participant’s Option covers additional or different shares of stock or securities, then such additional or different shares and the Option in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Option and the Shares subject to the Option prior to such adjustment.

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(c) Fractional Shares. Any adjustment of Shares pursuant to this Section 8 shall be rounded down to the nearest whole number of Shares. Under no circumstances shall the Company be required to authorize or issue fractional shares and no consideration shall be provided as a result of any fractional shares not being issued or authorized.

SECTION 9. EFFECT OF A CORPORATE TRANSACTION.

(a) Corporate Transaction. In the event that the Company is a party to a Corporate Transaction (or, if the Board so decides, if the Company experiences a Change in Control), outstanding Options shall be subject to the applicable agreement of merger, reorganization, sale of assets or other governing agreement. Such agreement may provide, without limitation, (i) for the assumption or substitution of outstanding Options by the surviving corporation or its parent, (ii) for the replacement of outstanding Options with a cash incentive program of the surviving entity which preserves the spread existing on the unvested portions of such outstanding Options at the time of the transaction and provides for subsequent payout in accordance with the same vesting provisions applicable to those Options, (iii) for accelerated vesting of outstanding Options, or (iv) for the cancellation of outstanding Options with or without consideration, in all cases without the consent of the Participant.

(b) Acceleration. The Committee may determine, at the time of grant of an Option or thereafter, that such Option shall become partially or fully vested as to all Shares subject to such Option in the event that a Corporate Transaction or a Change in Control occurs. Unless otherwise provided in the applicable Stock Option Agreement, in the event that a Corporate Transaction occurs and any outstanding Options are not assumed, substituted, or replaced with a cash incentive program pursuant to Section 9(a), then such Options shall fully vest and be fully exercisable immediately prior to such Corporate Transaction. Unless otherwise determined by the Committee, immediately following the consummation of a Corporate Transaction, all outstanding Options shall terminate and cease to be outstanding, except to the extent that they are assumed by the surviving corporation or its parent. The portion of any ISO accelerated in connection with a Corporate Transaction shall remain exercisable as an ISO only to the extent the applicable dollar limitation in Section 5(b) is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated portion of such Option shall be exercisable as an NSO under the Code.

(c) Dissolution. To the extent not previously exercised or settled, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

SECTION 10. LIMITATIONS ON RIGHTS.

(a) No Entitlements. A Participant’s rights, if any, in respect of or in connection with any Option are derived solely from the discretionary decision of the Company to permit the individual to participate in the Plan and to benefit from a discretionary Option. By accepting an Option under the Plan, a Participant expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Options. Any Option granted hereunder is not

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intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent or a Subsidiary. The Company and its Parents and Subsidiaries reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and such terminated person shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan or any outstanding Option that is forfeited and/or is terminated by its terms or to any future Option.

(b) Shareholders’ Rights. A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Shares covered by his or her Option prior to the issuance of such Shares (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company). No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such Shares are issued, except as expressly provided in Section 8.

(c) Regulatory Requirements.

Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 11. WITHHOLDING TAXES.

(a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Option. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. The Committee may, in its discretion, permit a Participant to satisfy withholding or income tax obligations related to an Option through Cashless Exercise or through a sale of Shares underlying the Option. If a Participant is an officer or director of the Company within the meaning of Section 16 of the Exchange Act, the Participant must satisfy the requirements of Section 16 and any applicable rules thereunder with respect to the use of stock to satisfy such tax withholding obligation.

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SECTION 12. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan shall become effective upon its approval by Company shareholders. The Plan shall terminate at the Company’s 2017 Annual Meeting of Shareholders and may be terminated on any earlier date pursuant to this Section 12.

(b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason, including, where applicable, in order to ensure that ISOs will be classified as incentive stock options under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, or any ruling or interpretation of any governmental agency or regulatory body. The termination of the Plan, or any amendment thereof, shall not impair the rights or obligations of any Participant under any Option previously granted and outstanding under the Plan without the Participant’s consent. No Options shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s shareholders only to the extent such approval is otherwise required by applicable exchange or listing requirements, laws, regulations or rules.

SECTION 13. EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

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ENCISION INC.

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL

MEETING OF SHAREHOLDERS TO BE HELD AUGUST 8, 2012

The undersigned hereby constitutes, appoints and authorizes Fred F. Perner and David W. Newton and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and vote as designated below, all of the undersigned’s shares of the no par value common stock of Encision Inc., a Colorado corporation, at the Annual Meeting of Shareholders to be held at 10:00 A.M. Mountain Time, on August 8, 2012, at the offices of Faegre Baker Daniels LLP, Suite 300, 1470 Walnut Street, Boulder, CO 80302 and at any and all adjournments thereof, for the following purposes:

1.                To elect seven directors:

☐                                                            For all nominees listed below (except as marked to the contrary):

☐                                                            Withhold authority to vote for the nominees listed below:

Robert H. Fries

Vern D. Kornelsen

Ruediger Naumann-Etienne

David W. Newton

Roger C. Odell

Patrick W. Pace

Fred F. Perner

(INSTRUCTION: To withhold authority to vote for any individual nominee rather than all nominees, check the box next to “For all nominees listed below (except as marked to the contrary)” and draw a line through or otherwise strike out the name of the nominee(s) for whom authority to vote is to be withheld. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

2.                To approve the amendment of the Encision Inc. 2007 Stock Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.                To ratify the appointment of Eide Bailly LLP as the Company’s independent public accountants.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.                To transact such other business as may properly come before the meeting, or any adjournment thereof.

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and proxies may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

DATED:                                          , 2012.

Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate their capacity when signing. Attorneys should submit powers of attorney.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on August 8, 2012.

The Proxy Statement and the Annual Report are available at www.Encision.com.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ENCISION INC.  PLEASE SIGN AND RETURN THIS PROXY TO COMPUTERSHARE INVESTOR SERVICES, 350 INDIANA STREET, SUITE 750, GOLDEN, CO 80401. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.